UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2012

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10805 Fallen Leaf Lane
Port Richey, FL  34668
(Address of principal executive offices) (zip code)

(814) 786-8849
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

On June 11, 2012, we entered into separate Securities Purchase Agreements with seven (7) individuals for the purchase of a total of 160,004 shares of our common stock, plus warrants to purchase an additional 160,004 shares of our common stock at a purchase price of $0.50 per share for a period of one year, in exchange for cash consideration of $56,000.00. The issuances were exempt from registration pursuant to Rule 506 promulgated under Regulation D of the Securities Act of 1933.  The investors were all accredited and there was no solicitation in connection with the offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: June 22, 2012		/s/ William A. Hartman
	By:	William A. Hartman
	Its:	Chief Executive Officer

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